Exhibit 28 (e) under Form N-1A
Exhibit 1 under Item 601/Reg. S-K

6/29/20 – Name changed to Federated Hermes Money Market Obligations Trust

Money Market Obligations Trust

DISTRIBUTOR’S CONTRACT

AGREEMENT made this 1st day of March, 1994, by and between MONEY MARKET OBLIGATIONS TRUST (the “Trust”), a Massachusetts business trust, and FEDERATED SECURITIES CORP. (“FSC”), a Pennsylvania Corporation.

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.       The Trust hereby appoints FSC as its agent to sell and distribute shares of the Trust which may be offered in one or more series (the “Funds”) consisting of one or more classes (the “Classes”) of shares (the “Shares”), as described and set forth on one more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectuses of the Trust. FSC hereby accepts such appointment and agree to provide such other services for the Trust, if any, and accept such compensation from the Trust, if any, as set forth in the applicable exhibit to this Agreement.

2.       The sale of any Shares may be suspended without prior notice whenever in the judgment of the Trust it is in the best interest to do so.

3.       Neither FSC nor any other person is authorized by the Trust to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information (“SAIs”) filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Trust. FSC agrees that any other information or representations other than those specified above which it or any dealer or other person who purchase Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Trust. No person or dealer, other than FSC, is authorized to act as agent for the Trust for any purpose FSC agrees that in offering or selling Shares as agent of the Trust, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Rules of Fair Practice. FSC will submit to the Trust copies of all sales literature used before using the same and will not use such sales literature if disapproved by the Trust.

4.       This Agreement is effective with respect to each Class as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Trustees of the Trust including a majority of the members of the Board of Trustees of the Trust who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Trust or in any related documents to such Plan (“Disinterested Trustees”) cast in person at a meeting called for that purpose. If a Class is added after the first annual approval by the Trustees as described above, this Agreement will be effective as to that Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

5.       This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Trustees or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty (60) days’ written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by FSC on sixty (60) days’ written notice to the Trust.

6.       This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, as amended, provided, however, that FSC may employ such other person, persons, corporation, or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.

7.       FSC shall not be liable to the Trust for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

8.       This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Trustees of the Trust including a majority of the Disinterested Trustees of the Trust cast in person at a meeting called for that purpose.

9.       This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

10. (a) Subject to the conditions set forth below, the Trust agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectuses or SAIs (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement, any Prospectuses and SAIs and any amendment or supplement thereof.

If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Trust pursuant to the foregoing paragraph, FSC shall promptly notify the Trust in writing of the institution of such action and the Trust shall assume the defense of such action, including the employment of counsel selected by the Trust and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Trust in connection with the defense of such action or the Trust shall not have employed counsel to have charge of the defense of such any, in any of which events such fees and expenses shall be borne by the Trust. Anything in the paragraph to the contrary notwithstanding the Trust shall be not be liable for any settlement of any such claim of action effected without its written consent. The Trust agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses, or SAIs.

(b)       FSC agrees to indemnify and hold harmless the Trust, each of its Trustees, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, but only with respect to statements or omissions, if any, make in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Trust about FSC by or on behalf of FSC expressly for use in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof. In case any action shall be brought against the Trust or any other person so indemnified based on the supplement thereof, and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Trust, and the Trust and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.

(c)       Nothing herein contained shall be deemed to protect any person against liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

(d)       Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Trustees, officers, FSC and controlling persons of the Trust by the Trust pursuant to this Agreement, the Trust is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Trust undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Disinterested Trustees, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, FSC or controlling person of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Trust is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Disinterested Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

11.       FSC is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and FSC shall not seek satisfaction of any such obligation from the shareholders of the Trust, the Trustees, officers, employees or agents of the Trust, or any of them.

12.       If at any time the Shares of any Fund are offered in two or more Classes, FSC agrees to adopt compliance standards as to when a class of shares may be sold to particular investors.

13.       This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to the Agreement.

6/29/20 – Names changed to Federated Hermes Institutional Prime Obligations Fund, Federated Hermes Government Obligations Fund, Federated Hermes Tax-Free Obligations Fund, Federated Hermes Treasury Obligations Fund

3/31/16 – Federated Prime Obligations Fund changed its name to Federated Institutional Prime Obligations Fund

12/11/15 – Federated Tax-Free Obligations Fund – Institutional Shares redesignated as Wealth Shares

12/11/15 – Federated Automated Cash Management merged into Federated Prime Cash Obligations Fund

9/30/11 – Institutional Service Shares (ACMT) renamed Service Shares

6/30/10 – “Federated” added to all portfolios listed below.

5/20/94 - ACMT - original shares designated as Institutional Service Shares

Exhibit A

to the

Distributor’s Contract

Money Market Obligations Trust

~~Automated Cash Management Trust~~

Government Obligations Fund - Institutional Shares

Prime Obligations Fund - Institutional Shares

Tax-Free Obligations Fund - Institutional Shares

Treasury Obligations Fund - Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1994.

ATTEST:	Money Market Obligations Trust

/s/ John W. McGonigle	By: /s/ J. Christopher Donahue
Secretary	President

ATTEST:	Federated Securities Corp.

/s/ S. Elliott Cohan	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

8/23/96 – 12b-1 Plan rescinded – Superseded by Amendment #1 to Exhibit B

Exhibit B

to the

Distributor’s Contract

MONEY MARKET OBLIGATIONS TRUST

Government Obligations Fund - Institutional Service Shares

Prime Obligations Fund - Institutional Service Shares

Tax-Free Obligations Fund - Institutional Service Shares

Treasury Obligations Fund - Institutional Service Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of brokers (the “Brokers”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust, and to render administrative support services to the Trust and its shareholders. In addition, FSC is authorized to select a group of administrators (“Administrators”) to render administrative support services to the Trust and its shareholders.

2.       Administrative support services may include, but are not limited to, the following functions: 1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker’s or Administrator’s premises; 2) account closings: the Broker or Administrator communicates account closings via computer terminals; 3) enter purchase transactions: purchase transactions are entered through the Broker’s or Administrator’s personal computer or through the use of a toll-free telephone number; 4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; 5) account maintenance: Broker or Administrator provides or arranges to provide account support for all transactions. Broker or Administrator also wires funds and receives funds for Trust shares purchases and redemptions, confirms and reconciles all transactions, reviews the activity in the Trust’s accounts, and provides training and supervision of its personnel; 6) interest posting: Broker or Administrator posts and reinvests dividends to the Trust’s accounts; 7) prospectus and shareholder reports: Broker or Administrator maintains a distributes current copies of prospectuses and shareholder reports; 8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; 9) customer lists: the Broker or Administrator continuously provides names of potential customers; 10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and 11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of the Institutional Service Shares of the Government Obligations Fund, Prime Obligations Fund, Tax-Free Obligations Fund, and Treasury Obligations Fund held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

5.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Broker and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1994.

ATTEST:	Money Market Obligations Trust

/s/ John W. McGonigle	By: /s/ J. Christopher Donahue
Secretary	President

ATTEST:	Federated Securities Corp.

/s/ S. Elliott Cohan	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

6/29/20 – Name changed to Federated Hermes Government Obligations Tax Managed Fund 6/30/10 – Name changed to Federated Government Obligations Tax Managed Fund

Exhibit C

to the

Distributor’s Contract

Money Market Obligations Trust

Government Obligations Tax Managed Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of Government Obligations Tax Managed Fund, and with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1995.

ATTEST:	Money Market Obligations Trust

/s/ S. Elliott Cohan	By: /s/ J. Christopher Donahue
Assistant Secretary	President

ATTEST:	Federated Securities Corp.

/s/ S. Elliott Cohan	By: /s/ John W. McGonigle
Secretary	Executive Vice President

6/29/20 – Name changed to Federated Hermes Government Obligations Tax Managed 9/30/11 – Institutional Service Shares redesignated as Service Shares

6/30/10 – Name changed to Federated Government Obligations Tax-Managed Fund

Exhibit D

to the

Distributor’s Contract

MONEY MARKET OBLIGATIONS TRUST

Government Obligations Tax Managed Fund - Institutional Service Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the separate Classes of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1995.

ATTEST:	MONEY MARKET OBLIGATIONS TRUST

/s/ S. Elliott Cohan	/s/ J. Christopher Donahue
Assistant Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	/s/ Richard B. Fisher
Secretary	Chairman
(SEAL)

12/11/15 – Merged into Federated Prime Cash Obligations Fund

6/30/10 – Name changed to Federated Automated Cash Management Trust

Exhibit E

to the

Distributor’s Contract

MONEY MARKET OBLIGATIONS TRUST

Automated Cash Management Trust

Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Classes Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 1996.

ATTEST:	Money Market Obligations Trust

/s/ John W. McGonigle	By: /s/ J. Christopher Donahue
Secretary	President

ATTEST:	Federated Securities Corp.

/s/ Byron F. Bowman	By: /s/ David M. Taylor
Secretary	Executive Vice President

6/29/20 – Name changed to Federated Hermes Treasury Obligations Fund

9/30/11 – Institutional Capital Shares renamed Capital Shares

6/30/10 – Name changed to Federated Treasury Obligations Fund

Exhibit F

to the

Distributor’s Contract

Money Market Obligations Trust

Treasury Obligations Fund

Institutional Capital Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of Treasury Obligations, and with respect to the Institutional Capital Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1997.

ATTEST:	Money Market Obligations Trust

/s/ John W. McGonigle	By: /s/ J. Christopher Donahue
Secretary	President

ATTEST:	Federated Securities Corp.

/s/ S. Elliott Cohan	By: /s/ David M. Taylor
Secretary	Executive Vice President

6/29/20 – Name changed to Federated Hermes Trust for U.S. Treasury Obligations

9/21/18 – Federated Institutional Prime 60 Day Fund was liquidated.

8/1/16 – Federated Master Trust renamed Federated Institutional Prime 60 Day Fund and shares redesignated as Premier Shares

6/1/15 – Federated Trust for U.S. Treasury Obligations original shares redesignated as Institutional Shares

10/10/14 – Federated Automated Government Money Trust merged into Federated Treasury Obligations Fund

6/30/10 – “Federated” added to Automated Government Money Trust and Trust for U.S. Treasury Obligations

3/5/10 – Federated Short-Term U.S. Government Trust merged into Government Obligations Fund

4/11/08 – Liquid Cash Trust merged into Institutional Shares of Government Obligations Fund

12/2/05 - Trust for Government Cash Reserves merged into Government Obligations Tax-Managed Fund

8/5/05 - Trust for Short-Term U.S. Government Securities merged into Federated Short-Term U.S. Government Trust

Exhibit G

to the

Distributor’s Contract

Money Market Obligations Trust

~~Automated Government Money Trust~~

~~Federated Master Trust~~

~~Federated Short-Term U. S. Government Trust~~

~~Liquid Cash Trust~~

~~Trust for Government Cash Reserves~~

~~Trust for Short-Term U. S. Government Securities~~

Trust for U. S. Treasury Obligations

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of April, 1999.

Money Market Obligations Trust

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 – Name changed to Federated Hermes U.S. Treasury Cash Reserves

12/18/15 – Federated Liberty U.S. Government Money Market Trust merged into Federated Government Reserves Fund

12/18/15 – Federated Automated Government Cash Reserves merged into Federated Government Cash Reserves

9/30/11 – Institutional Service Shares (AGCR) renamed Service Shares

6/30/10 – “Federated” added to all portfolios listed below.

6/27/08 - Original Shares of Automated Government Cash Reserves were redesignated as Institutional Service Shares

11/8/06 – Automated Treasury Cash Reserves merged into Federated U.S. Treasury Cash Reserves

Exhibit H

to the

Distributor’s Contract

Money Market Obligations Trust

~~Automated Government Cash Reserves~~

~~Automated Treasury Cash Reserves~~

~~Liberty U.S. Government Money Market Trust~~

~~Class A Shares~~

U.S. Treasury Cash Reserves

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the separate classes thereof set forth above.

Witness the due execution hereof this 1st day of August, 1999.

Money Market Obligations Trust

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 – Name changed to Federated Hermes U.S. Treasury Cash Reserves

9/30/11 – Institutional Service Shares renamed Service Shares

6/30/10 – Name changed to Federated U.S. Treasury Cash Reserves

Exhibit I

to the

Distributor’s Contract

MONEY MARKET OBLIGATIONS TRUST

U.S. Treasury Cash Reserves

Institutional Service Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate classes thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of August, 1999.

Money Market Obligations Trust

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 – Name changed to Federated Hermes Institutional Tax-Free Cash Trust

3/31/16 – Name changed to Federated Institutional Tax-Free Cash Trust

2/28/16 – Original Shares redesignated as Premier Shares

Exhibit J

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Tax-Free Trust

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund set forth above.

Witness the due execution hereof this 1st day of September, 1999.

Money Market Obligations Trust

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

7/19/24 – Federated Hermes Prime Value Obligations Fund reorganized into Federated Hermes Prime Obligations Fund.

2/19/21-Federated Hermes Massachusetts Municipal Cash Trust and Federated Hermes Pennsylvania Municipal Cash Trust and Federated Hermes Virginia Municipal Cash Trustt were liquidated.

6/29/20 – see name changes noted below

10/27/17 - liquidated Federated Connecticut Municipal Cash Trust, Federated Minnesota Municipal Cash Trust, Federated North Carolina Municipal Cash Trust, Federated New Jersey Municipal Cash Trust, Federated Ohio Municipal Cash Trust

9/23/16 – Tax-Free Money Market Fund was liquidated

3/31/16 – Federated Prime Value Obligations Fund changed its name to Federated Institutional Prime Value Obligations Fund

12/31/15 – Institutional Shares of MNMCT, MOF, PCOF,VAMCT were redesignated as Wealth Shares

9/20/13 – Federated Alabama Municipal Cash Trust terminated

9/30/11 – Institutional Service Shares renamed Service Shares

9/30/11 – Institutional Capital Shares renamed Capital Shares

2/25/11 – MDMCT terminated

6/30/10 – “Federated” add to all funds listed below EXCEPT Tax-Free Money Market Fund

1/1/10 - Tax-Free Instruments Trust changed its name to Tax-Free Money Market Fund

9/1/07 - Money Market Management – original shares redesignated as Eagle Shares

8/5/05 - Money Market Trust merged into Federated Master Trust

Exhibit K

to the

Distributor’s Contract

Money Market Obligations Trust

~~Alabama Municipal Cash Trust~~

Federated Hermes California Municipal Cash Trust - Institutional Service Shares

~~Connecticut Municipal Cash Trust - Institutional Service Shares~~

~~Maryland Municipal Cash Trust~~

Federated Hermes Massachusetts Municipal Cash Trust - Institutional Service Shares

~~Massachusetts Municipal Cash Trust - Boston 1784 Funds Shares~~

~~Minnesota Municipal Cash Trust - Institutional Shares~~

~~Money Market Management – Eagle Shares~~

~~Money Market Trust~~

Federated Hermes Municipal Obligations Fund - Institutional Capital Shares

Federated Hermes Municipal Obligations Fund - Institutional Service Shares

Federated Hermes Municipal Obligations Fund - Institutional Shares

~~New Jersey Municipal Cash Trust - Institutional Shares~~

~~North Carolina Municipal Cash Trust~~

~~Ohio Municipal Cash Trust - Institutional Service Shares~~

Federated Hermes Pennsylvania Municipal Cash Trust - Institutional Service Shares

Federated Hermes Prime Cash Obligations Fund - Institutional Capital Shares

Federated Hermes Prime Cash Obligations Fund - Institutional Service Shares

Federated Hermes Institutional Prime Cash Obligations Fund - Institutional Shares

Federated Hermes Institutional Prime Value Obligations Fund - Institutional Capital Shares

Federated Hermes Institutional Prime Value Obligations Fund - Institutional Service Shares

Federated Hermes Institutional Prime Value Obligations Fund - Institutional Shares

~~Tax-Free Instruments Trust - Institutional Service Shares~~

~~Tax-Free Instruments Trust - Investment Shares~~

Federated Hermes Virginia Municipal Cash Trust - Institutional Service Shares

Federated Hermes Virginia Municipal Cash Trust - Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of those Funds and/or Classes listed above, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of November, 1999.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

10/27/17 – liquidated

9/30/11 – Institutional Service Shares renamed Service Shares

6/30/10 – Name changed to Federated New Jersey Municipal Cash Trust

Exhibit L

to the

Distributor’s Contract

Money Market Obligations Trust

~~New Jersey Municipal Cash Trust - Institutional Service Shares~~

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Trust and FSC with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.10% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of New Jersey Municipal Cash Trust, and with respect to the Institutional Service Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of November, 1999.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 – New York Municipal Cash Trust renamed Federated Hermes New York Municipal Cash Trust

12/31/15 – Institutional Shares of Florida Municipal Cash Trust redesignated as Wealth Shares

9/30/11 – Institutional Service Shares renamed Service Shares

6/30/10 – “Federated” added to FLMCT, MIMCT, NYMCT

10/04 - Removed from exhibit – 12b-1 fees no longer being paid for AZMCT, CMCT, GAMCT, MIMCT, OHMCT, PAMCT, TNMCT

Exhibit M

to the

Distributor’s Contract

Money Market Obligations Trust

~~Arizona Municipal Cash Trust - Institutional Service Shares~~

~~California Municipal Cash Trust - Institutional Shares~~

~~Florida Municipal Cash Trust - Institutional Shares~~

~~Florida Municipal Cash Trust - Cash II Shares~~

~~Georgia Municipal Cash Trust~~

~~Michigan Municipal Cash Trust - Institutional Service Shares~~

~~Michigan Municipal Cash Trust - Institutional Shares~~

New York Municipal Cash Trust - Cash II Shares

New York Municipal Cash Trust - Institutional Service Shares

~~Ohio Municipal Cash Trust - Institutional Shares~~

~~Pennsylvania Municipal Cash Trust - Institutional Shares~~

~~Tennessee Municipal Cash Trust - Institutional Service Shares~~

~~Tennessee Municipal Cash Trust - Institutional Shares~~

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Trust and FSC with respect to the Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of the Funds and Classes thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of November, 1999.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

10/27/17 – liquidated

6/30/10 – Name changed to Federated Ohio Municipal Cash Trust

Exhibit N

to the

Distributor's Contract

Money Market Obligations Trust

~~Ohio Municipal Cash Trust~~ - Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Trust and FSC with respect to the Funds and Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.30% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of Ohio Municipal Cash Trust, and with respect to the Cash II Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of November, 1999.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 – Name changed to Federated Hermes Pennsylvania Municipal Cash Trust

6/30/10 – Name changed to Federated Pennsylvania Municipal Cash Trust

Exhibit O

to the

Distributor's Contract

Money Market Obligations Trust

Pennsylvania Municipal Cash Trust - Cash Series Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Trust and FSC with respect to the Funds and Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.40% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of Pennsylvania Municipal Cash Trust, and with respect to the Cash Series Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of November, 1999.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

10/27/17 – liquidated

6/30/10 – Name changed to Federated Minnesota Municipal Cash Trust

Exhibit P

to the

Distributor's Contract

Money Market Obligations Trust

~~Minnesota Municipal Cash Trust~~ - Cash Series Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Trust and FSC with respect to the Funds and Class of Shares set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.50% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between the Trust and FSC, Trust executes and delivers this Exhibit on behalf of Minnesota Municipal Cash Trust, and with respect to the Cash Series Shares Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of November, 1999.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 – Name changed to Federated Hermes Pennsylvania Municipal Cash Trust

6/30/10 – Name changed to Federated California Municipal Cash Trust

Exhibit Q

to the

Distributor’s Contract

MONEY MARKET OBLIGATIONS TRUST

California Municipal Cash Trust -Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.20% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Classes Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2000.

Money Market Obligations Trust

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: Executive Vice President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

10/27/17 – liquidated

4/23/04 – Cash II Shares closed

Exhibit R

to the

Distributor’s Contract

Money Market Obligations Trust

~~Michigan Municipal Cash Trust~~ – Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Classes Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2001.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

6/29/20 – Names changed to Federated Hermes Institutional Prime Obligations, Federated Hermes Government Obligations Fund and Federated Hermes Treasury Obligations Fund

3/31/16 – Name changed to Federated Institutional Prime Obligations Fund

6/30/10 – “Federated” added to all portfolios listed below

4/28/04 – Trust Shares of TFOF closed

Exhibit S

to the

Distributor’s Contract

Money Market Obligations Trust

Government Obligations Fund – Trust Shares

Prime Obligations Fund – Trust Shares

~~Tax-Free Obligations Fund – Trust Shares~~

Treasury Obligations Fund – Trust Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the separate Classes Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2002.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ James F. Getz

Name: James F. Getz

Title: President – Broker/Dealer

7/18/14 – Merged into Money Market Management

6/30/10 – Name changed to Federated Prime Management Obligations Fund

Exhibit T

to the

Distributor’s Contract

Money Market Obligations Trust

Prime Management Obligations Fund - Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the Institutional Shares of the Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2003.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ James F. Getz

Name: James F. Getz

Title: President - Broker/Dealer

6/29/20 – Names changed to Federated Hermes Capital Reserves Fund and Federated Hermes Government Reserves Fund

6/1/15 – Federated Government Reserves Fund original shares redesignated as Class P Shares

Exhibit U

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Capital Reserves Fund

Federated Government Reserves Fund

~~Federated Municipal Trust~~

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.55% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the Portfolios thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ James F. Getz

Name: James F. Getz

Title: President – Broker/Dealer

6/29/20 – Names changed to Federated Hermes California Municipal Cash Trust, Federated Hermes Government Obligations Fund and Federated Hermes New York Municipal Cash Trust

7/18/14 – PMOF merged into MMM

9/30/11 – Institutional Service Share renamed Service Shares

9/30/11 – Institutional Capital Shares renamed Capital Shares

6/30/10 – “Federated” added to all portfolios listed below

Exhibit V

to the

Distributor’s Contract

Money Market Obligations Trust

California Municipal Cash Trust – Institutional Capital Shares

Government Obligations Fund – Institutional Capital Shares

New York Municipal Cash Trust – Institutional Shares

~~Prime Management Obligations Fund – Institutional Capital Shares~~

~~Prime Management Obligations Fund – Institutional Service Shares~~

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2004.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ James F. Getz

Name: James F. Getz

Title: President – Broker/Dealer

6/29/20- Names changed to add “Hermes”after Federated to each portfolio below

6/30/10 – “Federated” added to all portfolios listed below

Exhibit W

to the

Distributor’s Contract

Money Market Obligations Trust

Cash Series Shares of:

California Municipal Cash Trust

~~Connecticut Municipal Cash Trust~~

~~Florida Municipal Cash Trust~~

Massachusetts Municipal Cash Trust

~~New Jersey Municipal Cash Trust~~

New York Municipal Cash Trust

Virginia Municipal Cash Trust

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.60% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2004

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ James F. Getz

Name: James F. Getz

Title: President – Broker/Dealer

12/18/15 – Merged into Federated Government Reserves Fund

6/30/10 – Name changed to Federated Liberty U.S. Government Money Market Trust

Exhibit X

to the

Distributor’s Contract

Money Market Obligations Trust

Liberty U.S. Government Money Market Trust – Class F Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2005.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: ./s/ James F. Getz

Name: James F. Getz

Title: President – Broker/Dealer

12/18/15 - Merged into Federated Government Reserves Fund

6/30/10 – Name changed to Federated Liberty U.S. Government Money Market Trust

Exhibit Y

to the

Distributor’s Contract

Money Market Obligations Trust

Liberty U.S. Government Money Market Trust – Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2005.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: ./s/ James F. Getz

Name: James F. Getz

Title: President – Broker/Dealer

12/11/15 – Merged into Federated Prime Cash Obligations Fund

12/31/10 – Class K Shares renamed Class R Shares

6/30/10 – Name changed to Federated Automated Cash Management Trust

Exhibit Z

to the

Distributor’s Contract

Money Market Obligations Trust

Automated Cash Management Trust

Class K Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to classes of the Funds set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.50% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2006.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: ./s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

7/12/24 – MMM will liquidate.

6/29/20 – Name changed to Federated Hermes Institutional Money Market Management.

3/31/16 – Name changed to Federated Institutional Money Market Management

12/21/12 – Premier Shares renamed Institutional Shares

6/30/10 – Name changed to Federated Money Market Management

Exhibit AA

to the

Distributor’s Contract

Money Market Obligations Trust

Money Market Management – Premier Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2007.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

8/18/23 – Capital Shares were liquidated.

6/29/20 – Name changed to Federated Hermes Institutional Prime Obligations Fund

3/31/16 – Name changed to Federated Institutional Prime Obligations Fund

Exhibit BB

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Obligations Fund – Capital Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2012.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

7/12/24 – MMM will liquidate on 7/12/24.

6/29/20 – Name changed to Federated Hermes Institutional Money Market Management

3/31/16 – Name changed to Federated Institutional Money Market Management

Exhibit CC

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Money Market Management – Capital Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2014.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

7/12/24 – MMM will liquidate on 7/12/24.

10/27/23 – Service Shares converted into Eagle Shares.

6/29/20 – Name changed to Federated Hermes Institutional Money Market Management

3/31/16 – Name Changed to Federated Institutional Money Market Management

Exhibit DD

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Money Market Management – Service Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2014.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/1/19 – The Automated Shares were liquidated from Federated Institutional Prime Obligations Fund.

3/31/16 – Name changed to Federated Institutional Prime Obligations Fund

Exhibit EE

to the

Distributor’s Contract

Money Market Obligations Trust

~~Federated Prime Obligations Fund - Automated Shares~~

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 13th day of June, 2014.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Treasury Obligations Fund

Exhibit FF

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Treasury Obligations Fund - Automated Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 13th day of June, 2014.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Government Obligations Fund

Exhibit GG

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Obligations Fund - Premier Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2014.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Trust for U.S. Treasury Obligations

Exhibit HH

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Trust for U.S. Treasury Obligations

Cash Series Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.60% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Trust for U.S. Treasury Obligations

Exhibit II

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Trust for U.S. Treasury Obligations

Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.35% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Prime Cash Obligations Fund

Exhibit JJ

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Cash Obligations Fund
Automated Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Prime Cash Obligations Fund

Exhibit KK

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Cash Obligations Fund

Trust Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Prime Cash Obligations Fund

Exhibit LL

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Cash Obligations Fund

Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.35% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Prime Cash Obligations Fund

Exhibit MM

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Cash Obligations Fund

Cash Series Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.60% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Prime Cash Obligations Fund

Exhibit NN

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Prime Cash Obligations Fund

Class R Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.50% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Government Obligations Fund

Exhibit OO

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Obligations Fund

Cash Series Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.60% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Government Obligations Fund

Exhibit PP

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Obligations Fund

Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.35% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Municipal Obligations Fund

Exhibit QQ

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Municipal Obligations Fund

Cash II Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.35% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Municipal Obligations Fund

Exhibit RR

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Municipal Obligations Fund

Cash Series Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.60% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Trust Shares were re-designated as Automated Shares on Sept. 28, 2017.

Exhibit SS

to the

Distributor’s Contract

Money Market Obligations Trust

~~Federated Municipal Obligations Fund~~

~~Trust Shares~~

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Municipal Obligations Fund

Exhibit TT

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Municipal Obligations Fund

Investment Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes California Municipal Cash Trust

Exhibit UU

to the

Distributor’s Contract

Money Market Obligations Trust

Federated California Municipal Cash Trust

Investment Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Government Reserves Fund

Exhibit VV

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Reserves Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.45% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Government Reserves Fund

Exhibit WW

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Reserves Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Government Reserves Fund

Exhibit XX

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Reserves Fund

Class F Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.45% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Government Obligations Tax-Managed Fund

Exhibit YY

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Obligations Tax-Managed Fund
Automated Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes Government Obligations Fund

Exhibit ZZ

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Obligations Fund

Class R Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0. 50% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2015.

.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 –Name changed to Federated Hermes Institutional Tax-Free Cash Trust

3/31/16 –Name changed to Federated Institutional Tax-Free Cash Trust

Exhibit AAA

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Tax-Free Trust
Institutional Shares

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2015.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

Liquidated 9/2017

Exhibit BBB

to the

Distributor’s Contract

Money Market Obligations Trust

~~Federated Institutional Prime 60-Day Max Money Market Fund~~

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Shares of Federated Institutional Prime 60-Day Max Money Market Fund set forth above.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and FSC, executes and delivers this Exhibit with respect to the Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of April, 2016.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/Thomas E. Territt

Name: Thomas E. Territt

Title: President

9/21/18 – Federated Institutional Prime 60 Day Fund was liquidated.

Exhibit CCC

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Institutional Prime 60 Day Fund
Institutional Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Institutional Shares of the Federated Institutional Prime 60 Day Fund.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and FSC, executes and delivers this Exhibit with respect to the Institutional Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of August, 2016.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

9/21/18 – Federated Institutional Prime 60 Day Fund was liquidated.

Exhibit DDD

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Institutional Prime 60 Day Fund

Service Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Service Shares of the Federated Institutional Prime 60 Day Fund.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and FSC, executes and delivers this Exhibit with respect to the Service Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of August, 2016.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 Names changed to add “Hermes” after Federated

Exhibit EEE

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Obligations Fund - Advisor Shares

Federated Prime Cash Obligations Fund – Advisor Shares

Federated Tax Free Obligations Fund – Advisor Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Advisor Shares of the Federated Government Obligations Fund, Federated Prime Cash Obligations Fund and Federated Tax Free Obligations Fund.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2017.

MONEY MARKET OBLIGATIONS TRUST

By:_/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 –Name changed to Federated Hermes Government Obligations Fund

Exhibit FFF

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Government Obligations Fund

Administrative Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2017.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 –Name changed to Federated Hermes Massachusetts Municipal Cash Trust

Exhibit GGG

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Massachusetts Municipal Cash Trust

Wealth Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Wealth Shares of the Federated Massachusetts Municipal Cash Trust.

3.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

4.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 2017.

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

6/29/20 –Name changed to Federated Hermes Municipal Obligations Fund

Exhibit HHH

to the

Distributor’s Contract

Money Market Obligations Trust

Federated Municipal Obligations Fund

Automated Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Automated Shares of the Federated Municipal Obligations Fund.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 28th day of September, 2017.

MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

3/23/22 – Philanthropic SDG Shares changed its name to SDG Shares.

Exhibit III

to the

Distributor’s Contract

Federated Hermes Money Market Obligations Trust

Federated Hermes Government Obligations Fund

Philanthropic SDG Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994 between Federated Hermes Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Philanthropic SDG Shares (“Shares”) of the Federated Hermes Government Obligations Fund.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Federated Hermes Money Market Obligations Trust and Federated Securities Corp., Federated Hermes Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the class of Shares of the Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2021.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit JJJ

to the

Distributor’s Contract

Federated Hermes Money Market Obligations Trust

Federated Hermes Treasury Obligations Fund

Administrative Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit KKK

to the

Distributor’s Contract

Federated Hermes Money Market Obligations Trust

Federated Hermes Treasury Obligations Fund

Advisor Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Advisor Shares of the Federated Hermes Treasury Obligations Fund.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:__/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit LLL

to the

Distributor’s Contract

Federated Hermes Money Market Obligations Trust

Federated Hermes Treasury Obligations Fund

Cash Management Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Cash Management Shares of the Federated Hermes Treasury Obligations Fund.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated

March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:_/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul. A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit MMM

to the

Distributor’s Contract

Federated Hermes Money Market Obligations Trust

Federated Hermes Treasury Obligations Fund

Premier Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Premier Shares of the Federated Hermes Treasury Obligations Fund.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated

March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit NNN

to the

Distributor’s Contract

Federated Hermes Money Market Obligations Trust

Federated Hermes Treasury Obligations Fund

Select Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Select Shares of the Federated Hermes Treasury Obligations Fund.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated

March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit OOO

to the

Distributor’s Contract

Federated Hermes Money Market Obligations Trust

Federated Hermes Trust for U.S. Treasury Obligations

Service Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Service Shares of the Federated Hermes Trust for U.S. Treasury Obligations.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and FSC, Money Market Obligations Trust executes and delivers this Exhibit with respect to the Service Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit PPP

to the

Distributor’s Contract

Federated Hermes Money Market Obligations Trust

Federated Hermes U.S. Treasury Cash Reserves

Administrative Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated the 1st day of March, 1994, between Money Market Obligations Trust and Federated Securities Corp. with respect to the Shares of the Fund set forth above.

1.       The Trust hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes (the “Shares”). Pursuant to this appointment, FSC is authorized to select a group of financial institutions (the “Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.       During the term of this Agreement, the Trust will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes’ expenses exceed such lower expenses limitation as FSC may, by notice to the Trust, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Trustees of the Trust on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Fund, and with respect to the classes of shares, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit QQQ

to the

Distributor’s Contract

Federated Hermes Money Market Obligations Trust

Federated Hermes U.S. Treasury Cash Reserves

Advisor Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp.(“FSC”) with respect to the Advisor Shares of the Federated Hermes U.S. Treasury Cash Reserves.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit RRR

to the

Distributor’s Contract

Federated Hermes Money Market Obligations Trust

Federated Hermes U.S. Treasury Cash Reserves

Premier Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Premier Shares of the Federated Hermes U.S. Treasury Cash Reserves.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated

March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Exhibit SSS

to the

Distributor’s Contract

Federated Hermes Money Market Obligations Trust

Federated Hermes U.S. Treasury Cash Reserves

Select Shares

The following provisions are hereby incorporated and made part of the Distributor’s Contract dated March 1, 1994 between Money Market Obligations Trust and Federated Securities Corp. (“FSC”) with respect to the Select Shares of the Federated Hermes U.S. Treasury Cash Reserves.

1.	FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.

2.	FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor’s Contract dated

March 1, 1994, between Money Market Obligations Trust and Federated Securities Corp., Money Market Obligations Trust executes and delivers this Exhibit on behalf of the Funds, and with respect to the class of Shares of the Funds, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2023.

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:__/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Paul A. Uhlman

Name: Paul A. Uhlman

Title: President

Amendment to

Distributor’s Contract

between

Money Market Obligations Trust

and

Federated Securities Corp.

This Amendment to the Distributor’s Contract (“Agreement”) dated March 1, 1994, between Money Market Obligations Trust (“Fund”) and Federated Securities Corp. (“Service Provider”) is made and entered into as of the 1st day of June, 2001.

WHEREAS, the Fund has entered into the Agreement with the Service Provider;

WHEREAS, the Securities and Exchange Commission has adopted Regulation S-P at 17 CFR Part 248 to protect the privacy of individuals who obtain a financial product or service for personal, family or household use;

WHEREAS, Regulation S-P permits financial institutions, such as the Fund, to disclose ”nonpublic personal information” (“NPI”) of its “customers” and “consumers” (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR § 248.14) (“Section 248.14 NPI”); for specified law enforcement and miscellaneous purposes (17 CFR § 248.15) (“Section 248.15 NPI”) ; and to service providers or in connection with joint marketing arrangements (17 CFR § 248.13) (“Section 248.13 NPI”);

WHEREAS, Regulation S-P provides that the right of a customer and consumer to opt out of having his or her NPI disclosed pursuant to 17 CFR § 248.7 and 17 CFR § 248.10 does not apply when the NPI is disclosed to service providers or in connection with joint marketing arrangements, provided the Fund and third party enter into a contractual agreement that prohibits the third party from disclosing or using the information other than to carry out the purposes for which the Fund disclosed the information (17 CFR § 248.13);

NOW, THEREFORE, the parties intending to be legally bound agree as follows:

1.	The Fund and the Service Provider hereby acknowledge that the Fund may disclose shareholder NPI to the Service Provider as agent of the Fund and solely in furtherance of fulfilling the Service Provider’s contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders.

2.	The Service Provider hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR §§ 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Service Provider in accordance with the limited exception set forth in 17 CFR § 248.13.

3.	The Service Provider further represents and warrants that, in accordance with 17 CFR § 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:
•	insure the security and confidentiality of records and NPI of Fund customers,
•	protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and
•	protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

4.	The Service Provider may redisclose Section 248.13 NPI only to: (a) the Funds and affiliated persons of the Funds (“Fund Affiliates”); (b) affiliated persons of the Service Provider (“Service Provider Affiliates”) (which in turn may disclose or use the information only to the extent permitted under the original receipt); (c) a third party not affiliated with the Service Provider of the Funds (“Nonaffiliated Third Party”) under the service and processing (§248.14) or miscellaneous (§248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Service Provider received the information in the first instance; and (d) a Nonaffiliated Third Party under the service provider and joint marketing exception (§248.13), provided the Service Provider enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.

5.	The Service Provider may redisclose Section 248.14 NPI and Section 248.15 NPI to: (a) the Funds and Fund Affiliates; (b) Service Provider Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (c) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

6.	The Service Provider is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

WITNESS the due execution hereof this 1st day of June, 2001.

Money Market Obligations Trust

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Securities Corp.

By: /s/ David M. Taylor

Name: David M. Taylor

Title: Executive Vice President

Amendment to

Distributor’s Contracts

between

the Federated Funds

and

Federated Securities Corp.

This Amendment to the Distributor’s Contracts (each an “Agreement” and together, the “Agreements”) between the Federated Funds listed on Exhibit A, (each a “Fund” and collectively, the “Funds”) and Federated Securities Corp. (“Distributor”) is made and entered into as of the 1st day of October, 2003.

WHEREAS, each Fund has entered into an Agreement with the Distributor under and pursuant to which the Distributor is the principal underwriter of the shares of the Fund;

WHEREAS, the Securities and Exchange Commission and the United States Treasury Department (“Treasury Department”) have adopted a series of rules and regulations arising out of the USA PATRIOT Act (together with such rules and regulations, the “Applicable Law”), specifically requiring certain financial institutions, including the Funds and the Distributor, to establish a written anti-money laundering and customer identification program (“Program”);

WHEREAS, each of the Funds and the Distributor have established a Program and wish to amend the Agreements to reflect the existence of such Programs and confirm the allocation of responsibility for the performance of certain required functions;

NOW, THEREFORE, the parties intending to be legally bound agree and amend each Agreement as follows:

1.	The Funds and the Distributor each represent, warrant and certify that they have established, and covenant that at all times during the existence of each respective Agreement they will maintain, a Program in compliance with Applicable Law.

2.	The Funds each represent and warrant that the Funds have entered into an amendment to the agreement with the transfer agent of the Funds, pursuant to which the transfer agent has agreed to perform all activities, including the establishment and verification of customer identities as required by Applicable Law or its Program, with respect to all customers on whose behalf Distributor maintains an account with the Funds.

3.	Distributor covenants that it will enter into appropriate amendments to selling or other agreements with financial institutions that establish and maintain accounts with the Funds on behalf of their customers, pursuant to which such financial institutions covenant to establish and maintain a Program with respect to those customers in accordance with Applicable Law.

In all other respects, each Agreement first referenced above shall remain in full force and effect.

WITNESS the due execution hereof as of the 1st day of October, 2003.

FUNDS

By: /s/ John W. McGonigle

Name: John W. McGonigle

Title: Executive Vice President

federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President - Broker/Dealer

EXHIBIT A

Funds	Distributor’s Contract Date

Cash Trust Series, Inc.	March 1, 1993
Cash Trust Series II	January 25, 1991
Edward Jones Money Market Fund	April 1, 2001
Edward Jones Tax-Free Money Market Fund	March 1, 2001
Federated Adjustable Rate Securities Fund	April 24, 1992
Federated American Leaders Fund, Inc.	March 1, 1993
Federated Equity Funds	June 1, 1995
Federated Equity Income Fund, Inc.	March 1, 1993
Federated Fixed Income Securities Fund, Inc.	December 24, 1991
Federated GNMA Trust	May 29, 1992
Federated Government Income Securities, Inc.	July 17, 1996
Federated High Income Bond Fund, Inc.	March 1, 1993
Federated High Yield Trust	August 1, 1989
Federated Income Securities Trust	December 31, 1991
Federated Income Trust	June 1, 1992
Federated Index Trust	September 3, 1991
Federated Institutional Trust	September 1, 1994
Federated Insurance Series	December 1, 1993
Federated International Series, Inc.	February 11, 1991
Federated Investment Series Funds, Inc.	June 22, 1992
Federated Limited Duration Government Fund, Inc.	July 22, 1991
Federated Managed Allocation Portfolios	December 1, 1993
Federated Municipal Opportunities Fund, Inc.	July 17, 1996
Federated Municipal Securities Fund, Inc.	March 1, 1993
Federated Municipal Securities Income Trust	September 9, 1991
Federated Short-Term Municipal Trust	June 1, 1993
Federated Stock and Bond Fund, Inc.	March 1, 1993
Federated Stock Trust	August 1, 1989
Federated Total Return Government Bond Fund	September 1, 1995
Federated Total Return Series, Inc.	December 1, 1993
Federated U.S. Government Bond Fund	August 1, 1989
Federated U.S. Government Securities Fund: 1-3 Years	May 29, 1992
Federated U.S. Government Securities Fund: 2-5 Years	May 29, 1992
Federated World Investment Series, Inc.	March 1, 1994
Intermediate Municipal Trust	June 1, 1993
Money Market Obligations Trust	March 1, 1994